UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):          MARCH 11, 2005


                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)


          ILLINOIS                  O-28557              36-3559839
       (State or other            (Commission         (I.R.S. Employer
 jurisdiction of incorporation)   File Number)       Identification No.)


                           1959 SOUTH VAL VISTA DRIVE
                                    SUITE 130
                              MESA, ARIZONA  85204
              (Address of principal executive offices)  (zip code)


                                 (480) 813-8484
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On March 11, 2005, we issued 128,000 shares of common stock, restricted in accordance with Rule 144, to an unrelated consultant for services rendered to the company as a spokesperson, counselor to management, and certain other duties. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the consultant was a sophisticated investor.


EXHIBITS

     None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2005                    Humatech, Inc.
                                          a Illinois corporation


                                          /s/  David G. Williams
                                         -------------------------------------
                                          By:  David G. Williams
                                          Its: Chief Executive Officer


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